UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2024

(Exact name of Registrant as specified in its charter)

Commission File Number: 001-36695

Maryland	38-3941859
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

214 West First Street, Oswego, NY 13126

(Address of Principal Executive Office) (Zip Code)

(315) 343-0057

(Issuer's Telephone Number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PBHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 6, 2024, the shareholders of Pathfinder Bancorp, Inc. (the “Company”) approved the Pathfinder Bancorp, Inc. 2024 Equity Incentive Plan (the “Plan”), which provides for the grant of stock-based awards to officers (including the named executive officers), employees and directors of the Company and Pathfinder Bank. A description of the material terms of the Plan is contained in the Company’s definitive proxy statement for the Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 22, 2024. A copy of the Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07 – Submission of Matters to a Vote of Security Holders

The 2024 Annual Meeting of Shareholders of the Company was held on June 6, 2024. At the 2024 Annual Meeting, shareholders approved all of the proposals which included (i) the election of three directors, John P. Funiciello, Tony Scavuzzo, and Lloyd Stemple each for a three-year term and until their successors have been elected and qualified; (ii) the approval of the Pathfinder Bancorp, Inc. 2024 Equity Incentive Plan; (iii) the approval of an advisory nonbinding resolution regarding the compensation of our named executive Officers ("Say-on-Pay"); and (iv) the ratification of the appointment of Bonadio & Company, LLP, as the independent registered public accounting firm for the year ending December 31, 2024.

The following table reflects the tabulation of votes with respect to the election of the three directors at the 2024 Annual Meeting:

Number of Votes

	For	Withheld	Non Votes
Director nominees for a three-year term:
John P. Funiciello	2,913,593	385,498	648,104
Tony Scavuzzo	3,046,682	252,409	648,104
Lloyd "Buddy" Stemple	2,943,564	355,477	648,104

The following table reflects the tabulation of votes with respect to the approval of the Pathfinder Bancorp, Inc. 2024 Equity Incentive Plan:

For	Against	Abstain
3,070,126	205,562	23,403

The following table reflects the tabulation of votes with respect to the approval of an advisory non-binding resolution regarding the compensation of our named executive Officers ("Say-on-Pay"):

For	Against	Abstain
3,116,755	139,488	42,848

The following table reflects the tabulation of votes with respect to the approval of the ratification of Bonadio & Company, LLP, as our independent registered public accounting firm for the year ending December 31, 2024:

For	Against	Abstain
3,893,814	29,544	23,837

Item 9.01– Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. None.
(b)	Pro forma financial information. None.
(c)	Shell company transactions: None.
(d)	Exhibits.

10.1

Pathfinder Bancorp, Inc. 2024 Equity Incentive Plan (incorporated by reference to Appendix A to the proxy statement for the Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 22, 2024 (file no. 001-36695))

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PATHFINDER BANCORP, INC.

Date:	June 7, 2024	By:	/s/ James A. Dowd
James A. Dowd President and Chief Executive Officer